UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-22335)

Evermore Funds Trust
(Exact name of registrant as specified in charter)

89 Summit Avenue
Summit, New Jersey 07901
(Address of principal executive offices) (Zip code)

Eric LeGoff
89 Summit Ave, 3rd Floor
Summit, New Jersey 07901
(Name and address of agent for service)

(866) 383-7667
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  June 30, 2014

Item 1. Reports to Stockholders.

Semi-Annual Report
June 30, 2014

Evermore
Global
Value
Fund

Table of Contents

Shareholder Letter & Management Discussion
of Fund Performance	1

Sector Allocation	11

Expense Example	12

Schedule of Investments	14

Statement of Assets and Liabilities	18

Statement of Operations	21

Statement of Changes in Net Assets	22

Financial Highlights	24

Notes to Financial Statements	28

Additional Information	42

Privacy Notice	43

Evermore Global Value Fund

Elements of Our Special Situations Approach to Investing

At Evermore Global Advisors, we employ a special situations approach to investing.  We seek to leverage our deep operating and investing experience and extensive global relationships to identify and invest in companies around the world that have compelling valuations and are undergoing strategic changes which we believe will unlock value.

Seeking To Generate Value . . .

•
Catalyst-Driven Investing.  We do more than pick cheap stocks and hope for their prices to rise.  We invest in companies where a series of catalysts exist to unlock value.  The catalysts we look for reflect strategic changes in the company’s management, operations or financial structure that are already underway.  They are not broadly recognized, but they are likely to have a significant impact on a stock’s performance over time.

Supporting Our Active Value Orientation . . .
•
Original Fact-Based Research.  We do not rely on brokerage reports to research companies.  We conduct our own, original fact-based research to validate management’s stated objectives and identify catalysts to unlock value.  We also perform detailed business segment analysis on each company we research.

•
Business Operating Experience.  Our senior team has hands-on business operating experience; including starting and managing businesses, sitting on company boards, and assisting management of multi-national corporations restructure their businesses.  We rely on this experience to better evaluate investment opportunities.

•
A Global Network of Strategic Relationships.  Over the past 20 years, our investment team has developed an extensive global network of strategic relationships, including individuals and families that control businesses, corporate board members, corporate management, regional brokerage firms, press contacts, etc.  We leverage these relationships to help generate and better evaluate investment opportunities.

•
Taking a Private Equity Approach to Public Equity Investing.  When we are interested in an investment opportunity, we get to know the management team of the company, study the company’s business model, evaluate the competitive and regulatory environment, and test and crosscheck everything the management team tells us against our own experience.

•
Always Active, Sometimes Activist.  We are always engaged with the companies in which we invest to ensure management teams follow through on their commitments to change.  On limited occasions, when we are not satisfied with the efforts of management, we may play an activist role working with other shareholders to facilitate change.

Evermore Global Value Fund
Executing Our Approach . . .

•	Targeting Complex Investment Opportunities. We love looking at holding companies and conglomerates that are often under-researched and/or misunderstood.
•
Investing Across the Capital Structure.  We evaluate all parts of a company’s capital structure to determine where the best risk-adjusted return potential exists.  At times, we may invest in multiple parts of a company’s capital structure (e.g., investing in both a company’s debt and equity).

•
Investing in Merger Arbitrage and Distressed Situations.  We look to take advantage of announced merger and acquisition deals where an attractive spread exists between the market price and the announced deal price for the target company.  We also look for opportunities in distressed companies that have filed or may file for bankruptcy, or are involved in reorganizations or financial restructurings.

•	Exploiting Short Selling Opportunities. We will seek to take advantage of short selling opportunities to address currency, security, sector and market risk.
•	Tactically Managing Cash Levels. We are not afraid to hold significant cash positions when it makes sense for the portfolios.

Evermore Global Value Fund

A Letter from the Portfolio Manager

David Marcus
Portfolio Manager

Dear Shareholder:

For the six months ended June 30, 2014, Class I shares of the Evermore Global Value Fund (“Fund”) were up 0.34% vs. 6.18% for the MSCI ACWI Index. Despite a disappointing first half of the year, we ended the period with a portfolio that we believe is full of extremely attractive special situations.

On the macro front, the European Central Bank (“ECB”) announced a range of measures, including cutting its overnight lending rate from 0.25% to 0.15%, its key deposit rate to negative 0.10%, and the introduction of cheap four year loans designed to help small businesses.  ECB President Mario Draghi also indicated that even further stimulus would be considered if inflation remained at current low levels.  In the U.S., the economy has been moving forward with real improvements in employment and consumer spending.  Asian markets across the board were also strong in the first half of the year largely based on a combination of stimulus measures and positive economic data across the region.

What do all these data points mean for the economy?  The short answer is that we don’t know.  Our research tells us that a likely big picture outcome for the coming years will be slow, choppy, and uneven growth across different geographies and industries. One data point that reinforces this view is the explosion of spin-offs and planned spin-offs that we have seen in the market in the first half (“H”) of 2014 (28 completed in 1H 2014 versus 18 in 1H 2013, representing a 56% increase) (Spin-Off Research, Volume XVIII Issue 7).

Today, companies that have successfully cut costs and increased margins are out of options to grow the bottom line because top line growth isn’t materializing.  A logical step for these companies to create shareholder value is to spin off lower margin businesses into separate companies, leaving the parent company with an even better margin profile and ideally a higher stock price.

We are seeing this type of corporate action activity across the U.S. (e.g., National Oilwell Varco, Occidental Petroleum, Timken, Weyerhaeuser) and Europe (e.g., Abengoa, Royal Dutch Shell, Metso), which makes for a plentiful source of ideas to evaluate.  We are big believers in the opportunities spin-offs can offer.  They are generally not well understood parts of larger companies that can come to the market extremely mispriced.

To me, the first half of 2014 feels remarkably similar to the same period in 2013.  The world is a risky place; geopolitical risk is rising in some places, falling in others.  Investor sentiment is tepid as some are haunted by regret caused by not making the most of a rising market, while others fear the thought of investing before a falling market.  Investment news is constantly bifurcated; all-time highs in the U.S. are met with fears of a slowdown in the global rate of recovery, questions about a double dip European recession, inflation, deflation, etc.  The news is so mixed that it scares investors.  We continue to believe that this type of uncertainty and caution can provide tremendous opportunities for what we focus on – investing in special situations.

In our view, the asset quality within the Fund’s portfolio remains excellent, and our discount-to-intrinsic-value for many longer-term holdings is higher today than it was 6 months ago.  These expanded discounts have come from some combination of stock declines, and, fundamental business improvements at both operational and financial levels, which in our view have resulted in intrinsic value accretion.

Portfolio Construction and Activity

As of June 30, 2014, the Fund continued to maintain a large percentage of its assets in European special situations, as we continue to believe the region continues to offer the best investment opportunities.  As of June 30, 2014, the Fund’s geographic breakdown (as a percent of net assets) was as follows:

Region	% of Net Assets
Europe	58.1%
U.S. and Canada	25.4%
Asia	9.6%
Cash & Equivalents	6.9%

We exited a number of portfolio positions during the first half of the year, including JSFC Sistema, our only Russian holding.  While we believe the company’s valuation remains compelling, we decided to take profits and move on purely out of concerns of what economic sanctions could do to the cash flows and earnings of Russian companies overall and to Sistema more specifically. We take into account many considerations when valuing companies, including risk vs. rewards scenarios, but once discussions move to economic sanctions where politics can drive corporate profitability, we decided to move on from the position.  We will continue to monitor the situation in Russia with openness to considering this company for future investment if and when the Ukraine crisis comes to a more rational conclusion.

Portfolio Review

The largest contributors and detractors to Fund performance for the six months ended June 30, 2014 were:

Contributors	Detractors
OPAP SA (Greece)	Sevan Drilling ASA (Norway)
ThyssenKrupp AG (Germany)	Comverse Inc. (U.S.)
Prime Office AG (Germany)	Pulse Seismic Inc. (Canada)
CFE (Belgium)	JSFC Sistema GDR (Russia)
Maire Tecnimont S.p.A. (Italy)	Sky Deutschland AG (Germany)

Below please find our thoughts on several of the aforementioned top contributors and leading detractors.  We took advantage of weakness in the second quarter by opportunistically adding to many of our positions that detracted from performance.

ThyssenKrupp (TKA GY)  We met with the management of ThyssenKrupp AG several times during the first half of the year, which served to reinforce our conviction in the quality of the management team as they focus to aggressively clean up and transform the operations of this once lumbering giant that at its core has extremely attractive industrial assets.  TKA was one of the largest contributors to performance during both the first and second quarters this year. When we back out the value of the non-core assets including steel operations at modest valuations, a compelling group of specialty industrial businesses at just over 4 times cash flow is created.

Maire Tecnimont (MT IM)  We initiated our position in Maire Tecnimont during the first quarter of 2014.  This Italian engineering, procurement and construction company fell off investors’ radar as it emerged from the brink of bankruptcy last year.  Since establishing our position, the stock appreciated more than 50% in early April from our initial entry as both investors and analysts alike started to wake up to the restructuring story and compelling valuation.  During the second quarter, the stock price declined by 14%.  This decline came on no company-related news to warrant such a fade. In fact, MT had another strong quarter with higher-margin new orders, improved margins and is on track with non-core asset sales.  These incremental milestones have led us to have an even stronger conviction in the new CEO’s ability to execute his turnaround successfully.  Based on our estimates, MT is implicitly trading under 6 times earnings before interest, taxes, depreciation and amortization (“EBITDA”).  MT’s closest competitors trade between 8 and 9 times EBITDA despite having greater risk profiles.

Sevan Drilling (SEVDR NO)  Sevan stock sold off further in the first six months of the year due to the fear of overcapacity of rigs in the first half of this year.  During the quarter, Sevan successfully launched their third rig, Sevan Louisiana, and continued ahead with their cost cutting efforts.  The main market concern about the company is how they will fill the funding gap of approximately $80 million for their 4th rig, which is nearing completion.  While the market believes the company will have to raise debt to take delivery, our analysis has indicated the company will be able to self-fund this payment.  Despite the poor share price performance, we believe the value of the company based on the replacement value of their rigs is between 6 and 7 Norwegian Krona per share (~$0.98 – $1.14).

Comverse (CNSI)  This U.S.-based billing software and digital services provider spun out from the parent holding company in late November 2012.  Since May 2012, the new CEO implemented a cost cutting and refocusing plan, industrialized the new billing system and improved operating margins.  Starting mid-December last year, a U.S.-based activist investor amassed a 6.1% stake becoming the third largest shareholder and a board member.  The activist shareholder’s involvement helped propel the stock from $32 to $40.  During the second quarter, Comverse announced surprisingly weaker earnings, lower bookings and deferred projects.  Poor results along with a somewhat small corporate buyback announcement contributed to the stock price falling precipitously in the second quarter.  We estimate the stock trades at 4.5 times earnings before interest and taxes (“EBIT”) or at over a 50% discount to peers ranging from 10.5 to 11 times multiple.  The company has net cash that is over 50% of its market cap and has $280 million of deferred tax assets.  We continue to closely monitor the timing of management’s implementation of its restructuring plan.

Amongst our holdings there were significant news/developments in the following names:

Fomento de Construcciones y Contratas (FCC SM)  FCC announced that it completed a significant restructuring of its debt. It is now focused on asset sales, streamlining and aggressively paying down debt.

Vivendi (VIV FP)  Vivendi announced the sale of its telecom business, SFR, to French cable television company Numericable. Vivendi will receive €13.5 billion (~$18.3 billion) in cash plus a 20% stake in the combined new company. Also, in June, Vincent Bolloré became Chairman.  We believe Mr. Bolloré orchestrated most of the new focus and restructuring at Vivendi as a board member and will now accelerate the process as chairman. We believe they are creating the largest music rights and publishing business in the world at less than 8 times cash flow, while giving no value to Vivendi’s “other” assets, including 5% of Spotify.  The company is in the process of transforming itself from having a balance sheet with a sizable net debt position to a company with a net cash position.

Sky Deutschland (SKYD GY)  21st Century Fox, which controls about 54.8% of Sky Deutschland, announced that it will seek to acquire the 45.2% of the company it does not currently own. We believe the stock remains undervalued and expect a bid over the coming months.

ING Groep NV (INGA NA)  ING Groep, the Dutch banking group, continued its transformation with the announcement of the Initial Public Offering (IPO) of its European and Japanese insurance operations which will trade in The Netherlands and will be called NN Group (NN NA).  The company said that it would sell about 27% of the equity in the third quarter and has specific deadlines by which time it must fully divest itself of this asset completely.  While the IPO will be at a valuation that is higher than we had included in our original analysis of ING Groep, it  actually came to the market at 60% of book value and just over 7 times conservative earnings with a 5% dividend yield. Just as the IPO of ING Groep’s U.S. business, Voya Financial (VOYA; also a Fund holding), was extremely attractive, we wound up participating in NN Group’s IPO in early July.  What started off as a cheap, interesting, misunderstood restructuring of one of the largest banks in Europe (ING Groep) has evolved into three very different and distinctive investments for the Evermore Global Value Fund.

Each of these holdings, ING Groep, Voya Financial and NN Group offer different businesses, management teams, and opportunities for their businesses going forward.

ING Groep is working its way back to being a retail, commercial and corporate focused bank. As it continues to sell non-core assets, paying down the government bailout and redeploying all its efforts on its core businesses, it has been re-emerging as one of the best managed banks in Europe. The stock has begun to be revalued and while it is trading at €10 (~$13.60) vs. around €7.50 (~$10.20) per share when we first initiated the position. It is trading at 85% of book value and 8 times our expected earnings for fiscal 2015.

Voya Financial is the old ING U.S. business. It is comprised of retirement assets including over $120 billion as custodian for various 401k and other retirement plans, annuities and insurance. It was brought to the market last summer and was priced at 40% of book value and about 9 times earnings. The stock has been up substantially but still trades too cheaply at just over 70% of book value and 11x our expectations of fiscal 2015 earnings.

NN Group is the European and Japan insurance and annuity business of ING Groep. It is the largest life insurance company in The Netherlands. Their book of business includes a variety of life and non-life insurance businesses and annuities. They have had some issues related to the way they have marketed certain insurance policies. Our view is that this is more than compensated for in the low valuation at the IPO — 60% of book value and 7 times this year’s earnings.

Stocks like NN Group and Voya Financial come to the market with no prior history as public companies. They are being sold by a motivated seller who, in this case, has a specific timeline in its agreement with the Dutch government and ECB to dispose of all non-core assets. In our view, this creates remarkably compelling opportunities.

One-off opportunities like this are popping up more and more. Sometimes they are sold as an IPO and in other cases like Osram AG (the former lighting division of Siemens and a former holding of the Fund) they are distributed to shareholders who in many cases do not understand them and sell them off, which create opportunities for special situations focused investors like us.

Closing Thoughts

As I attempt to do every year, I attended the Berkshire Hathaway annual shareholder meeting in May and unfortunately it was nothing like it was when I first went in 1998.  Although very well-attended sixteen years ago, it has become a zoo and in my view too crowded.  Mr. Buffett and Mr. Munger have themselves an unimaginably huge fan base and many value investors now view an Omaha trip as a rite of passage.

I go for two reasons:  First, it is always good to get a recalibration on long term thinking, the power of compounding, and the importance of buying right.  Second, I get to reconnect and spend time with many investors in the industry who I respect.  Omaha has always been a great venue to exchange ideas, talk about worldviews, and, to listen and observe.

I came away from my meetings with other investors with the impression that there is a lack of conviction about the opportunities other investors are seeing.  Formal investment presentations were made with a tepid tone and delivered with what seemed like a lack of confidence.  Conversely, we have never had more conviction.  Top to bottom, I believe the quality of our portfolio remains extremely high, opportunities are abundant, and that this is an exciting time for special situations investors like Evermore.

We once again thank you for your continued confidence and support.

Sincerely,

David E. Marcus
Portfolio Manager

Management’s Discussion of Fund Performance

The Evermore Global Value Fund had a disappointing first six months of the year, as second quarter negative performance all but erased first quarter performance.  Economic news and data across the globe was generally positive, as central banks continued with a variety of stimulus measures.  The Fund maintained significant exposure to European markets with over 58% of the Fund’s net assets dedicated to special situations opportunities in the region.

For the six months ended June 30, 2014, Class I shares of the Evermore Global Value Fund (“Fund”) were up 0.34% vs. 6.18% for the MSCI ACWI over the same period.  During the first half of 2014, the Fund held 20 securities that detracted from the Fund’s investment performance and 26 securities that contributed to Fund performance.  The biggest detractors to performance in the first six months of 2014 were Sevan Drilling ASA (Norway), Comverse Inc. (U.S.), Pulse Seismic Inc. (Canada), JSFC Sistema (Russia), and Sky Deutschland AG (Germany).  The biggest contributors to performance for the first six months of the year were OPAP SA (Greece), ThyssenKrupp AG (Germany), Prime Office AG (Germany), CFE (Belgium), and Maire Tecnimont S.p.A. (Italy).

As of June 30, 2014, our largest ten positions were Ambac Financial Group, Inc. (5.9%), Fomento de Construcciones y Contratas (4.9%), Vivendi SA (4.8%), Sky Deutschland AG (4.8%), OPAP SA (4.4%), ThyssenKrupp AG (4.2%), CFE (4.1%), Bolloré (3.9%), ING Groep NV (3.8%), and Prime Office AG (3.7%).  These top 10 positions represented approximately 44.5% of the Fund’s net assets as of June 30, 2014.  The Fund’s cash position stood at approximately 7.0%.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Past performance does not guarantee future results.  Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Mutual fund investing involves risk. Principal loss is possible.  The Funds invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. This risk is greater for investments in emerging markets. Investing in smaller companies involves additional risks such as limited liquidity and greater volatility. The Funds may make short sales of securities, which involves the risk that losses may exceed the original amount invested. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually grater for longer-term debt securities. Investment in lower-rated, non-rated and distressed securities presents a greater risk of loss to principal and interest than higher-rated securities. Additional special risks relevant to our Funds involve derivatives and hedging. Please refer to the prospectus for further details.

Please refer to the Schedules of Investments for complete holdings information.  Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

The MSCI All-Country World Index (MSCI AWCI) is an unmanaged index comprised of 48 country indices, including 23 developed and 25 emerging market country indices, and is calculated with dividends reinvested after deduction of holding tax. The index is a trademark of Morgan Stanley Capital International and is not available for direct investment. Book value is the net asset value of a company, calculated by subtracting total liabilities from total assets. Market Cap is the market price of an entire company, calculated by multiplying the number of shares outstanding by the price per share. Discount to intrinsic value is calculated by dividing the market price of a company’s stock by its intrinsic value and then subtracting 1. Intrinsic Value Accretion means the growth in a company’s intrinsic value.

EBITDA is earnings before interest, taxes, depreciation and amortization is an approximate measure of a company’s operating cash flow based on data from the company’s income statement.

Must be preceded or accompanied by a prospectus.

The Evermore Funds are distributed by Quasar Distributors, LLC.

Evermore Global Value Fund

SECTOR ALLOCATION as a Percentage of Net Assets at June 30, 2014 (Unaudited)

#  Cash equivalents and liabilities in excess of other assets.

Evermore Global Value Fund

EXPENSE EXAMPLE for the Six Months Ended June 30, 2014 (Unaudited)

As a shareholder of the Evermore Global Value Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including sales charges or loads; and (2) ongoing costs, including investment advisory fees, distribution fees, and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/14 – 06/30/14).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses.  You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 2% of the net amount of the redemption if you redeem shares less than 30 calendar days after you purchase them. An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting fees, custody fees and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples

Evermore Global Value Fund

EXPENSE EXAMPLE for the Six Months Ended June 30, 2014 (Unaudited), Continued

that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	1/1/14	6/30/14	1/1/14 – 6/30/14*

Class A Actual	$1,000	$1,002	$7.99
Class A Hypothetical (5% annual
return before expenses)	$1,000	$1,017	$8.05
Class I Actual	$1,000	$1,003	$6.76
Class I Hypothetical (5% annual
return before expenses)	$1,000	$1,018	$6.80

*
Expenses are equal to the Fund’s expense ratios for the most recent six-month period, including interest expense and dividend expense on securities sold short, of 1.61% for Class A shares and 1.36% for Class I shares multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).

Evermore Global Value Fund

SCHEDULE OF INVESTMENTS at June 30, 2014 (Unaudited)

Shares		Value

COMMON STOCKS – 88.0%

Automobiles – 1.3%
81,423	EXOR SpA (Italy)	$3,343,661

Building Products – 3.2%
304,600	LIXIL Group
	(Japan)	8,220,487

Cable & Satellite – 4.8%
1,326,027	Sky Deutschland
	AG (Germany)*	12,216,226

Casinos & Gaming – 6.0%
621,988	OPAP SA (Greece)	11,071,949
231,900	Universal
	Entertainment
	Corp. (Japan)	4,113,561
		15,185,510
Construction & Engineering – 12.4%
99,444	Compagnie
	d’Enterprises
	(Belgium)	10,292,992
539,000	Fomento de
	Contrucciones
	(Spain)*	12,569,040
2,699,551	Maire Tecnimont
	SpA (Italy)*	8,598,050
		31,460,082
Diversified Financial Services – 8.9%
45,183	Ackermans &
	van Haaran NV
	(Belgium)	5,697,525
676,100	ING Groep NV
	(Netherlands)*	9,498,543
207,200	Voya Financial, Inc.
	(United States)1	7,529,648
		22,725,716
Diversified Telecommunication
Services – 2.1%
195,369	Comverse, Inc.
	(United States)*	5,212,445

Household Durables – 2.1%
278,157	Retail Holdings
	NV (Hong Kong)	5,218,225

Industrial Conglomerates – 9.4%
15,143	Bollore SA (France)	9,828,539
23,563,000	K1 Ventures Ltd.
	(Singapore)	3,533,789
361,000	Thyssenkrupp AG
	(Germany)*	10,524,017
		23,886,345
Insurance – 8.4%
452,483	Ambac Financial
	Group, Inc.
	(United States)*	12,357,311
686,440	UNIQA Insurance
	Group AG
	(Austria)	8,824,180
		21,181,491
Machinery – 3.3%
99,100	Vossloh AG
	(Germany)	8,425,468

Media – 9.3%
3,121,484	Promotora de
	Informaciones SA
	(Spain)*	1,517,358
523,538	Promotora de
	Informaciones SA –
	Class A –
	(Spain) ADR*	984,251
2,195,676	Promotora de
	Informaciones SA –
	Class B –
	(Spain) ADR*	5,598,974
193,100	SONY Corp. (Japan)	3,206,102
499,566	Vivendi
	SA (France)1	12,224,079
		23,530,764
Multi-line Insurance – 6.5%
155,300	American International
	Group, Inc.
	(United States)	8,476,274
461,400	Genworth
	Financial, Inc.
	(United States)*1	8,028,360
		16,504,634

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

SCHEDULE OF INVESTMENTS at June 30, 2014 (Unaudited), Continued

Shares		Value

Oil & Gas Drilling – 2.3%
11,707,826	Sevan Drilling
	AS (Norway)*	$5,821,608
Oil & Gas Equipment
& Services – 1.6%
1,351,564	Pulse Seismic,
	Inc. (Canada)*	3,989,904
Other Diversified
Financial Services – 2.7%
441,900	American Capital Ltd.
	(United States)*	6,756,651

Real Estate Management &
Development – 3.7%
1,989,035	Prime Office
	AG (Germany)*	9,265,640

TOTAL COMMON STOCKS
(Cost $192,671,355)		222,944,857

PARTNERSHIPS & TRUSTS – 2.3%

Real Estate Investment Trust – 2.3%
965,172	Gramercy Property
	Trust, Inc.
	(United States)	5,839,291

TOTAL PARTNERSHIPS
& TRUSTS
(Cost $4,289,877)		5,839,291

RIGHTS – 0.2%

Construction Materials – 0.2%
409,000	Italcementi SpA –
	Expiration:
	July, 2014 (Italy)	525,321
TOTAL RIGHTS
(Cost $536,363)		525,321

WARRANTS – 2.3%

Consumer Finance – 0.5%
28,543	Capital One
	Financial Corp.,
	Expiration:
	November 2018,
	Exercise Price:
	$42.13
	(United States)*	1,156,277

Diversified Financial Services – 0.8%
165,060	Bank of America Corp.,
	Expiration:
	January 2019,
	Exercise Price: $13.30
	(United States)*	1,138,914
42,700	JPMorgan
	Chase & Co.,
	Expiration:
	October 2018,
	Exercise Price:
	$42.42
	(United States)*	825,391
		1,964,305
Insurance – 1.0%
156,371	Ambac Financial
	Group, Inc.,
	Expiration:
	April 2023,
	Exercise Price:
	$16.67
	(United States)*	2,672,379

TOTAL WARRANTS
(Cost $4,284,075)		5,792,961

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

SCHEDULE OF INVESTMENTS at June 30, 2014 (Unaudited), Continued

Contracts	Value

CALL OPTIONS PURCHASED – 0.2%

Hedges – 0.2%
2,700	CurrencyShares
Swiss Franc,3
Expiration:
September 2014,
Strike Price: 112 CHF
(Switzerland)	$121,500
1,500	SPDR Gold Shares,2
Expiration:
September 2014,
Strike Price: $133
(United States)	198,750

TOTAL CALL OPTIONS
PURCHASED
(Cost $738,531)	320,250

PUT OPTION PURCHASED – 0.00%^

Hedges – 0.0%
550	CAC 40 Index,2
Expiration:
September 2014,
Strike Price: 4000 EUR
(France)	167,945

TOTAL PUT OPTION
PURCHASED
(Cost $516,800)	167,945

Shares

SHORT-TERM INVESTMENT – 7.4%

Money Market Fund – 7.4%
18,879,118	Invesco Liquid
Assets Portfolio –
Institutional
Class, 0.06%4

TOTAL SHORT-TERM	18,879,118
INVESTMENT
(Cost $18,879,118)	18,879,118
TOTAL INVESTMENTS
IN SECURITIES – 100.4%
(Cost $221,916,119)	254,469,743
Liabilities in Excess
of Other Assets – (0.4)%	(998,946)
TOTAL NET
ASSETS – 100.0%	$253,470,797

*	Non-income producing security.
ADR	American Depositary Receipt
CHF	Swiss Franc
EUR	Euro
^	Less than 0.05%.
1	All or a portion of this security was segregated as collateral for forward currency contracts.
2	10 shares per contract.
3	100 shares per contract.
4	Seven-day yield as of June 30, 2014.

Evermore Global Value Fund

COUNTRY ALLOCATION at June 30, 2014 (Unaudited)

Percent of
Country	Net Assets
United States	23.8%
Germany	15.9%
France	8.8%
Spain	8.2%
Belgium	6.3%
Japan	6.1%
Italy	4.9%
Greece	4.4%
Netherlands	3.7%
Austria	3.5%
Norway	2.3%
Hong Kong	2.1%
Canada	1.6%
Singapore	1.4%
Switzerland	0.0%
Cash & Equivalents^	7.0%
100.0%

^  Includes cash equivalents and liabilities in excess of other assets.

Evermore Global Value Fund

STATEMENT OF ASSETS AND LIABILITIES at June 30, 2014 (Unaudited)

ASSETS
Investments in securities, at value^ (Note 2)	$254,469,743
Unrealized gain on forward foreign currency contracts	166,339
Foreign currency (cost $704,333)	706,295
Receivables:
Fund shares sold	651,356
Dividends and interest, net	115,709
Currency receivable	4,613
Due from broker, net	361,532
Prepaid expenses	54,599
Total assets	256,530,186

LIABILITIES
Unrealized loss on forward foreign currency contracts	1,111,882
Payables:
Due to custodian	6,288
Investment securities purchased	1,564,259
Fund shares redeemed	31,470
Investment advisory fees, net	262,417
Administration fees	9,035
Custody fees	2,230
Distribution fees	6,554
Fund accounting fees	4,305
Transfer agent fees	7,844
Other accrued expenses	53,105
Total liabilities	3,059,389
NET ASSETS	$253,470,797

COMPONENTS OF NET ASSETS
Paid-in capital	$226,788,538
Undistributed net investment income	765,770
Accumulated net realized loss on investments, foreign
currency transactions & forward currency contracts	(5,694,783)
Net unrealized appreciation on investments, foreign
currency transactions & forward foreign currency contracts	31,611,272
Net assets	$253,470,797
^ Cost of investments	$221,916,119

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

STATEMENT OF ASSETS AND LIABILITIES at June 30, 2014 (Unaudited), Continued

Class A:
Net assets	$36,944,649
Shares issued and outstanding (unlimited number
of shares authorized without par value)	3,111,181
Net asset value, and redemption price per share	$11.87
Maximum offering price per share*	$12.49

Class I:
Net assets	$216,526,148
Shares issued and outstanding (unlimited number
of shares authorized without par value)	18,130,457
Net asset value, offering price, and redemption price per share	$11.94

*
The maximum offering price per share is calculated as the net asset value per share as of June 30, 2014 divided by (1-front-end sales charge (5%)):  $11.87/95.00%.  In addition, Class A share investments of $1 million or more, which are purchased at Net Asset Value, are subject to a 0.75% contingent deferred sales charge (“CDSC”) if redeemed within 12 months.

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

Evermore Global Value Fund

STATEMENT OF OPERATIONS for the Six Months Ended June 30, 2014 (Unaudited)

INVESTMENT INCOME
Income
Dividends (net of $162,372 foreign withholding tax)	$1,684,406
Interest	37,512
Other income	699
Total investment income	1,722,617

EXPENSES (Note 3)
Investment advisory fees	1,087,383
Administration fees	48,190
Transfer agent fees	47,826
Custody fees	42,582
Legal fees	42,374
Distribution fees – Class A	42,143
Registration fees	30,328
Fund accounting fees	26,927
Audit fees	23,816
Chief Compliance Officer fees	23,704
Reports to shareholders	17,875
Trustee fees	15,694
Insurance expense	12,951
Miscellaneous expenses	10,280
Total expenses	1,472,073
Fees recouped	64,166
Net expenses	1,536,239
Net investment income	186,378

REALIZED AND UNREALIZED GAIN ON INVESTMENTS &
FOREIGN CURRENCY TRANSACTIONS
Net realized gain on investments, foreign currency transactions &
forward foreign currency contracts	545,067
Change in net unrealized appreciation on investments, foreign
currency translations & forward foreign currency contracts	759,074
Net realized and unrealized gain on investments, foreign
currency transactions & forward foreign currency contracts	1,304,141
Net increase in net assets resulting from operations	$1,490,519

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months
	Ended	Year Ended
	June 30,	December 31,
	2014#	2013
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$186,378	$491,277
Net realized gain/(loss) on investments, foreign currency
transactions & forward foreign currency contracts	545,067	(1,234,992)
Change in unrealized appreciation on investments, foreign
currency translations & forward foreign currency contracts	759,074	34,910,034
Net increase in net assets resulting from operations	1,490,519	34,166,319

CAPITAL SHARE TRANSACTIONS (Note 3)
Net increase in net assets derived from net change in
outstanding shares – Class A	8,460,300	7,678,409
Net decrease in net assets derived from net change in
outstanding shares – Class C	—	(229,111)
Net increase in net assets derived from net change in
outstanding shares – Class I	87,904,876	33,641,063
Total increase in net assets
from capital share transactions	96,365,176	41,090,361
Total increase in net assets	97,855,695	75,256,680

NET ASSETS
Beginning of period/year	155,615,102	80,358,422
End of period/year	$253,470,797	$155,615,102
Undistributed net investment income	$765,770	$579,392

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a) Summary of capital share transactions is as follows:

	Six Months Ended		Year Ended
	June 30, 2014#		December 31, 2013
Class A	Shares	Value	Shares	Value
Shares sold	1,189,318	$13,937,089	1,187,490	$11,536,000
Shares issued in reinvestment
of distributions	—	—	—	—
Shares redeemed1	(463,385)	(5,476,789)	(396,657)	(4,078,308)
Transfer in from Class C*	—	—	24,606	220,717
Net increase	725,933	$8,460,300	815,439	$7,678,409

Class C
Shares sold	—	$—	3,396	$30,000
Shares redeemed2	—	—	(4,251)	(38,394)
Transfer out to Class A*	—	—	(24,912)	(220,717)
Net decrease	—	$—	(25,767)	$(229,111)

Class I
Shares sold	8,548,879	$101,277,752	6,109,680	$63,872,436
Shares redeemed2	(1,120,504)	(13,372,876)	(3,147,139)	(30,231,373)
Net increase	7,428,375	$87,904,876	2,962,541	$33,641,063

#	Unaudited.
1	Net of redemption fees of $48 and $72, respectively.
2	Net of redemption fees of $1,352 and $830, respectively.
*	Effective April 2, 2013 the Evermore Global Value Fund converted all Class C shares into the Class A shares at NAV.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period/year

CLASS A
Six-Months
Ended
June 30,	Year Ended December 31,
2014#	2013	2012	2011	2010*
Net asset value,
beginning of period/year	$11.85	$8.59	$8.31	$10.50	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income**	(0.01)	0.03	0.31	0.14	0.02
Net realized and unrealized
gain (loss) on investments	0.03	3.23	0.29	(2.25)	0.48
Total from
investment operations	0.02	3.26	0.60	(2.11)	0.50

LESS DISTRIBUTIONS
From net investment income	—	—	(0.28)	(0.08)	—
Return of capital	—	—	(0.04)	—	—
Total distributions	—	—	(0.32)	(0.08)	—
Paid-in capital from
redemption fees (Note 2)	0.00	1	0.00	1	0.00	1	0.00	1	0.00	1
Net asset value,
end of period/year	$11.87	$11.85	$8.59	$8.31	$10.50
Total return without sales load	0.17	%^	37.95%	7.24%	(20.04)%	5.00%
Total return with sales load	(4.81	)%^	31.08%	1.85%	(24.02)%	(0.28)%

SUPPLEMENTAL DATA
Net assets, end of
period/year (thousands)	$36,945	$28,258	$13,491	$5,331	$33,651
Portfolio turnover rate	16	%^	54%	45%	94%	77%

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period/year, Continued

CLASS A
	Six-Months
	Ended
	June 30,	Year Ended December 31,
	2014#	2013	2012	2011	2010*
RATIO OF EXPENSES TO AVERAGE NET ASSETS
Before expenses absorbed2,6	1.55%	1.81%	2.13%	2.24%	3.60%
After expenses absorbed3,6,8	1.61%	1.62%	1.61%	1.70%	1.62%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS
Before expenses absorbed4,6	(0.03)%	0.09%	3.07%7	0.94%	(1.59)%
After expenses absorbed5,6,8	(0.09)%	0.28%	3.59%7	1.48%	0.39%

#	Unaudited.
*	Fund commenced operations on January 1, 2010.
**	Calculated using the average shares outstanding method.
^	Not annualized.
1	Amount less than $0.01.
2
The ratio of expenses to average net assets before fees waived includes interest expense.  The ratio excluding interest expense was 1.54% for the six months ended June 30, 2014; and 1.79%, 2.12%,  2.14% and 3.58% for the years ended December 31, 2013, December 31, 2012, December 31, 2011 and December 31, 2010, respectively.

3
The ratio of expenses to average net assets after fees waived includes interest expense.  The ratio excluding interest expense was 1.60% for the six months ended June 30, 2014; and 1.60%, 1.60%, 1.60% and 1.60% for the years ended December 31, 2013, December 31, 2012, December 31, 2011 and December 31, 2010, respectively.

4
The ratio of net investment income (loss) to average net assets before fees waived includes interest expense.  The ratio excluding interest expense was (0.02)% for the six months ended June 30, 2014; and 0.11%, 3.08%, 1.04% and (1.57)% for the years ending December 31, 2013, December 31, 2012, December 31, 2011 and December 31, 2010, respectively.

5
The ratio of net investment income to average net assets after fees waived includes interest expense.  The ratio excluding interest expense was (0.08)% for the six months ended June 30, 2014; and 0.30%, 3.60%, 1.58% and 0.41% for the years ending December 31, 2013, December 31, 2012, December 31, 2011 and December 31,2010, respectively.

6	Does not include expenses of the investment companies in which the Fund invests.
7	Certain prior period ratios have been corrected.
8
The ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets after expenses absorbed for the six months ended June 30, 2014 includes a recoupment of prior period waived fees.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period/year, Continued

CLASS I
	Six-Months
	Ended
	June 30,		Year Ended December 31,
	2014#		2013		2012		2011	2010*
Net asset value,
beginning of period/year	$11.90		$8.61		$8.32		$10.52	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income**	0.01		0.05		0.34		0.17	0.03
Net realized and unrealized
gain (loss) on investments	0.03		3.24		0.28		(2.26)	0.49
Total from
investment operations	0.04		3.29		0.62		(2.09)	0.52

LESS DISTRIBUTIONS
From net investment income	—		—		(0.29)		(0.11)	—
Return of capital	—		—		(0.04)		—	—
Total distributions	—		—		(0.33)		(0.11)	—
Paid-in capital from
redemption fees (Note 2)	0.00	1	0.00	1	0.00	1	—	—
Net asset value,
end of period/year	$11.94		$11.90		$8.61		$8.32	$10.52
Total return	0.34	%^	38.21%		7.55%		(19.82)%	5.20%

SUPPLEMENTAL DATA
Net assets, end of
period/year (thousands)	$216,526		$127,357		$66,648		$27,595	$32,058
Portfolio turnover rate	16	%^	54%		45%		94%	77%

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period/year, Continued

CLASS I
	Six-Months
	Ended
	June 30,	Year Ended December 31,
	2014#	2013	2012	2011	2010*
RATIO OF EXPENSES TO AVERAGE NET ASSETS
Before expenses absorbed2,6	1.30%	1.56%	1.88%	2.01%	3.23%
After expenses absorbed3,6,8	1.36%	1.37%	1.36%	1.46%	1.37%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS
Before expenses absorbed4,6	0.28%	0.34%	3.32%7	1.14%	(1.30)%
After expenses absorbed5,6,8	0.22%	0.53%	3.84%7	1.69%	0.56%

#	Unaudited.
*	Fund commenced operations on January 1, 2010.
**	Calculated using the average shares outstanding method.
^	Not annualized.
1	Amount less than $0.01.
2
The ratio of expenses to average net assets before fees waived includes interest expense.  The ratio excluding interest expense was 1.29% for the six months ended June 30, 2014; and 1.54%, 1.87%,  1.90% and 3.21% for the years ended December 31, 2013, December 31, 2012, December 31, 2011 and December 31, 2010, respectively.

3
The ratio of expenses to average net assets after fees waived includes interest expense.  The ratio excluding interest expense was 1.35% for the six months ended June 30, 2014; and 1.35%, 1.35%, 1.35% and 1.35% for the years ended December 31, 2013, December 31, 2012, December 31, 2011 and December 31, 2010, respectively.

4
The ratio of net investment income (loss) to average net assets before fees waived includes interest expense.  The ratio excluding interest expense was 0.29% for the six months ended June 30, 2014; and 0.36%, 3.33%, 1.25% and (1.28)% for the years ending December 31, 2013, December 31, 2012, December 31, 2011 and December 31, 2010, respectively.

5
The ratio of net investment income to average net assets after fees waived includes interest expense.  The ratio excluding interest expense was 0.23% for the six months ended June 30, 2014; and 0.55%, 3.85%, 1.80% and 0.58% for the years ending December 31, 2013, December 31, 2012, December 31, 2011 and December 31,2010, respectively.

6	Does not include expenses of the investment companies in which the Fund invests.
7	Certain prior period ratios have been corrected.
8
The ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets after expenses absorbed for the six months ended June 30, 2014 includes a recoupment of prior period waived fees.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2014 (Unaudited)

NOTE 1 – ORGANIZATION

The Evermore Global Value Fund (the “Fund”) is a series of shares of Evermore Fund Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company.  The Fund commenced operations on January 1, 2010.

The investment objective of the Fund is to seek capital appreciation by investing in securities from markets around the world, including U.S. markets.

The Fund offers Class A and Class I shares.  Class A shares are sold with a front-end sales charge.  Each class of shares has equal rights as to earnings and assets except that each class bears different distribution expenses.  Each class of shares has exclusive voting rights with respect to matters that affect just that class.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.  Class A shares are sold with a front-end sales charge of 5.00%. Purchases greater than $1 million into the Fund are offered at net asset value and subject to a 0.75% contingent deferred sales charge (“CDSC”) if redeemed within 12 months.  Class I shares have no sales charge and are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, certain financial intermediaries, endowments, foundations and corporations.  For Class I shares, the offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.  The Fund charges a 2.00% redemption fee on shares (both Class A and I) held less than 30 days.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Investment Valuation and Fair Value Measurement.  All domestic equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price.  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used.  All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2014 (Unaudited), Continued

Debt securities exceeding 60 days to maturity are valued by using the mean between the closing bid and asked prices provided by an independent pricing service.  If the closing bid and ask prices are not readily available, the pricing service provides a price determined utilizing independent quotations from bond dealers and bond market activity or by a matrix pricing method, which is a formula driven valuation technique.  The formula driven techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, ratings, and general market conditions.  Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities.  Debt securities having a maturity of less than 60 days are valued at amortized cost with any discount or premium being accreted or amortized on a straight-line basis until maturity.

The Fund invests substantially in securities traded on foreign exchanges (see “Foreign Currency Translation” below).  Investments that are primarily traded on foreign exchanges are generally valued in their local currencies as of the close of their primary exchange or market, or if there were no transactions on such day, at the mean between the bid and asked prices.  The local prices are converted to U.S. dollars using the applicable currency exchange rates as of the close of the New York Stock Exchange.  Exchange rates are provided daily by recognized independent pricing agents.  Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s exchange rate, and the relevant forward rates provided by an independent pricing service.

There may be less publicly available information about a foreign company than about a U.S. company.  Foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to, or as uniform as, those of U.S. issuers.  The number of securities traded, and the frequency of such trading, in non-U.S. securities markets, while increasing in volume, generally is still substantially less than in U.S. markets.  As a result, securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issues.  Transaction costs, the costs associated with buying and selling securities in non-U.S. securities markets may be higher than in the U.S. securities markets.  There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. The Fund’s foreign investments may include both voting and non-voting securities, sovereign debt and participations in foreign government deals.  The Fund may have greater difficulty taking appropriate legal action in U.S. courts with respect to foreign issuers.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2014 (Unaudited), Continued

For foreign securities traded on foreign exchanges, the Trust has selected FT Interactive Data (“FTID”) to provide pricing data with respect to foreign security holdings held by the Fund.  The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the Fund’s securities traded on those foreign exchanges.  The Fund utilizes a confidence interval when determining the use of the FTID prices. The confidence interval is a measure of the historical relationship that each foreign exchange traded security has to movements in various indices and the price of the security’s corresponding American Depositary Receipt, if one exists.  FTID provides the confidence interval for each security for which it provides a price.  If the FTID provided price falls within the confidence interval the Fund will value the particular security at that price.  If  the FTID provided price does not fall within the confidence interval the particular security will be valued at the preceding closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and asked prices.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 –
Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.  These types of assets generally included in this category are equities listed in active markets.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.  The types of assets generally included in this category are bonds and financial instruments classified as derivatives.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2014 (Unaudited), Continued

Level 3 –
Significant unobservable inputs that are supported by limited or no market activity.  Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation.  These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity.  This category may include investments where trading has been halted or there are certain restrictions on trading.  While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2014^:

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2014 (Unaudited), Continued

	Level 1	Level 2	Level 3	Total
Common Stocks	$222,944,857	$—	$—	$222,944,857
Partnerships & Trusts	5,839,291	—	—	5,839,291
Rights	525,321	—	—	525,321
Warrants	5,792,961	—	—	5,792,961
Call Options Purchased	—	320,250	—	320,250
Put Option Purchased	—	167,945	—	167,945
Short-Term Investments	18,879,118	—	—	18,879,118
Total Investments
in Securities	$253,981,548	$488,195	$—	$254,469,743
Other Financial
Instruments#
Unrealized appreciation	$—	$166,339	$—	$166,339
Unrealized depreciation	—	(1,111,882)	—	(1,111,882)
Total Investments in Other
Financial Instruments	$—	$(945,543)	$—	$(945,543)

^	See Schedule of Investments for industry breakout.
#	Other Financial Instruments are derivative instruments (forward currency contracts), which are valued at the unrealized appreciation (depreciation) on the investments.

Transfers between levels are determined as of the end of the reporting period.  There were no Level 3 securities held by the Fund during the period ended June 30, 2104, and therefore there were no transfers into or out of Level 1, 2, or 3.

B.
Financial Derivative Instruments.  The Fund has adopted enhanced disclosure regarding derivatives and hedging activity intended to improve financial reporting of derivative instruments by enabling investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Fund may employ hedging strategies.  Hedging is a technique designed to reduce a potential loss to a fund as a result of certain economic or market risks, including risks related to fluctuations in interest rates, currency exchange rates between U.S. and foreign currencies or between different foreign currencies, and broad or specific market movements.  When pursuing these hedging strategies, the Fund will primarily engage in forward foreign currency exchange contracts.  However, the Fund may also engage in the following currency transactions: currency futures contracts, currency swaps, options on currencies, or options on currency futures.  In addition, the Fund may engage in other types of transactions, such as the purchase and sale of exchange-listed and over-the-counter (“OTC”) put and call options on securities, equity and fixed-income indices and other financial instruments; and the purchase and sale of financial and other futures contracts and options on futures contracts.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2014 (Unaudited), Continued

Statement of Assets and Liabilities

Market values of Derivative Instruments as of June 30, 2014:

	Asset Derivatives		Liability Derivatives
	Balance		Balance
	Sheet		Sheet
Derivative Instruments	Location	Fair Value	Location	Fair Value

Forward Currency	Unrealized	$166,339	Unrealized	$1,111,882
Contracts	gain on		loss on
	forward		forward
	currency		currency
	contracts		contracts

Call Options Purchased	Investments	320,250	—	—
	in securities,
	at value

Put Options Purchased	Investments	167,945	—	—
	in securities,
	at value
Total		$654,354		$1,111,882

Statement of Operations

The effect of Derivative Instruments on the Statement of Operations for the six months ended June 30, 2014:

Change in
Unrealized
	Location	Realized	Location	Appreciation
	of Gain	Gain	of Gain	(Depreciation)
	(Loss) on	(Loss) on	(Loss) on	on
	Derivatives	Derivatives	Derivatives	Derivatives
Derivative	Recognized	Recognized	Recognized	Recognized
Instruments	in Income	in Income	in Income	in Income
Forward	Net realized loss	$(437,807)	Change in net	$560,605
Foreign	on foreign currency		unrealized
Currency	transactions &		appreciation on
Contracts	forward currency		foreign currency
	contracts		translations &
forward contracts

Call Options	Net realized gain	376,557	Change in net	(288,988)
Purchased	on investments		unrealized
appreciation on
investments

Put Options	Net realized loss	(133,830)	Change in net	(262,879)
Purchased	on investments		unrealized
appreciation on
investments

Total		$(195,080)		$8,738

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2014 (Unaudited), Continued

C.
Offsetting Assets and Liabilities.  The Fund is subject to an arrangement with its sole counterparty (Morgan Stanley) which governs the terms of certain transactions between the Fund and Morgan Stanley.  The arrangement allows the Fund to close out and net its total exposure in the event of a default with respect to all the transactions governed within the arrangement upon settlement of multiple transactions between the two parties. The following is a summary of offsetting transactions in the Fund as of June 30, 2014:

	Gross Amounts*	Financial
	Presented in	Instruments
	the Statement	with	Collateral	Net Amount
	of Assets &	Allowable	Received/	(not less
Description	Liabilities	Netting	Pledged	than zero)
Assets:
Forward Contracts	$ 166,339	$166,339	$ —	$ —
Liabilities:
Forward Contracts	$1,111,882	$166,339	$8,729,032	$ —

*	Gross amounts presented as no amounts are netted within the Statement of Assets and Liabilities.

Certain derivatives held by the Fund are not subject to an agreement permitting netting and are excluded from the table above.

D.
Option Writing.  When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

E.
Foreign Currency Translation.  Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2014 (Unaudited), Continued

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

F.
Federal Income Taxes.  The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year. As of December 31, 2013, the Fund deferred, on a tax basis, post-October losses of $462,126, which will be recognized in the following year.

At December 31, 2013, the Fund had capital loss carryforwards available for federal income tax purposes of $5,188,831, of which $694,279 are short-term unlimited losses and $4,494,552 are long-term unlimited losses.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years (2011-2012), or expected to be taken in the Fund’s 2013 tax returns.  The Fund identifies their major tax jurisdictions as U.S. Federal, New Jersey State and Massachusetts State; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2014 (Unaudited), Continued

G.
Forward Foreign Currency Contracts.  The Fund may enter into forward foreign currency contracts as hedges against either specific transactions or fund positions. The aggregate principal amount of the contracts are not recorded because the Fund intends to settle the contracts prior to delivery. All commitments are marked-to-market daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains or losses at the time the forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for federal income tax purposes.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit a potential gain that might result should the value of the currency increase.  These contracts involve market risk in excess of the amount reflected in the Fund’s Statement of Assets and Liabilities.  The face or contract amount in U.S. dollars (“USD”) reflects the total exposure the Fund has in that particular currency contract. In addition, there could be exposure to risks (limited to the amount of unrealized gains) if the counterparties to the contracts are unable to meet the terms of their contracts. The average notional value of forward currency contracts outstanding during the six months ended June 30, 2014 was $136,094,295.  The average notional amount is calculated by the dollar value of open forward contracts at the end of the previous fiscal year and at each quarter end in the current fiscal year.  The notional amount is calculated based on the currency being sold converted to USD at each of the time periods noted above.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties that Evermore Global Advisors, LLC (the “Adviser”) believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of counterparties.  Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down by at least the predetermined threshold amount.  See note 6 for further information on forward currency contracts.

H.
Short Sales.  The Fund may make short sales of securities, including “short sales against the box.” In a short transaction, a fund sells a security it does not own in anticipation that the market price of that security will decline.  The Fund expects to make short sales (i) as a form of hedging to offset potential declines

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2014 (Unaudited), Continued

in long positions in similar securities, (ii) in order to maintain portfolio flexibility and (iii) for profit.

When the Fund makes a short sale, its broker-dealer borrows the security to be sold short and the broker-dealer maintains the proceeds of the short sale while the short position is open.  The Fund must keep the proceeds account marked to market and must post additional collateral for its obligation to deliver securities to replace the securities that were borrowed and sold short. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

A Fund’s obligation to replace borrowed securities will be secured by collateral deposited with the broker-dealer or the Fund’s custodian bank (U.S. Bank, N.A.), usually cash, U.S. government securities or other high grade liquid securities similar to those borrowed.  The Fund will also be required to segregate similar collateral to the extent, if any (excluding any proceeds of the short sales), necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short.

Short sales carry risks of loss if the price of the security sold short increases after the sale.  In this situation, when a Fund replaces the borrowed security by buying the security in the securities market, the Fund may pay more for the security than it has received from the purchaser in the short sale.  A Fund may, however, profit from a change in the value of the security sold short, if the price decreases.

I.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a high cost basis.  Discounts/premiums on debt securities purchased are accreted/ amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

J.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally, which are determined in accordance with income tax regulations, are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

K.	Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2014 (Unaudited), Continued

affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

L.
Share Valuation.  The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.  As discussed in Note 1 above, certain shares are subject to a redemption fee if sold before a specified holding period.  Any redemption fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund retains the redemption fees charged and adds them to paid-in-capital and they become part of the Fund’s daily NAV calculation.

M.
Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

N.
Subsequent Events.  In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued.  The Fund has determined that there were no subsequent events that would be required to be disclosed in the Fund’s financial statements.

O.
Recent Accounting Pronouncement.  In January 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-01 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. This update gives additional clarification to the FASB ASU No. 2011-11 Disclosures about Offsetting Assets and Liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management has evaluated ASU 2013-01 and determined there is no impact to the Fund.  In June 2014, the Financial Accounting Standard Board issued ASU No. 2014-11 “Repurchase-to-Maturity Transactions, Repurchase Financings, and

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2014 (Unaudited), Continued

Disclosures.” ASU No. 2014-11 makes limited changes to the accounting for repurchase agreements, clarifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, and requires additional disclosures regarding these types of transactions. The guidance is effective for fiscal years beginning after December 15, 2014, and for interim periods within those fiscal years.

NOTE 3 –	INVESTMENT ADVISORY FEES, SERVICING FEES, AND OTHER
FEES AND EXPENSES

The Adviser provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Adviser furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Fund. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.99% based upon the average daily net assets of the Fund.  As compensation for its services, for the six months ended June 30, 2014, the Fund incurred $1,087,383 in advisory fees.

The Adviser has agreed to contractually waive fees and reimburse other fund expenses for the Fund through May 1, 2015, so that total annual fund operating expenses, exclusive of taxes, interest on borrowings, acquired fund fees and expenses, dividends on securities sold short, brokerage commissions and other expenditures, which are capitalized in accordance with U.S. GAAP, and other extraordinary expenses incurred in the normal course of the Fund’s business, do not exceed:

	Share Class
Fund	A	I
Global Value Fund	1.60%	1.35%

For the six months ended June 30, 2014 the Advisor recouped $64,166 in fees for the Fund.

The Advisor is permitted to seek reimbursement from the Fund, subject to limitations for fees waived and/or Fund expenses it pays not more than one year after payment. At June 30, 2014, the remaining cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund that may be reimbursed was $129,679.  The amount, if not recouped by December 31, 2014, will expire and no longer be subject to potential reimbursement.

The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2014 (Unaudited), Continued

The agreement to contractually reimburse Fund expenses is reevaluated on an annual basis and expires May 1, 2015.  The agreement may only be terminated by the Board of Trustees.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’ administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund.  USBFS also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals.

Quasar Distributors, LLC (the “Distributor”) is the Fund’s distributor. U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund.  Both the Distributor and Custodian are affiliates of the Administrator.

The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act with respect to Class A shares. The Plan provides that the Fund may pay a fee to the Distributor at an annual rate of 0.25% of the average daily net assets of Class A shares.  No distribution or shareholder servicing fees are paid by Class I shares.  These fees may be used by the Distributor to provide compensation for sales support distribution activities, or shareholder servicing activities.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2014, the cost of purchases and the proceeds from the sale of securities, excluding short-term investments, were $122,789,266 and $33,054,723, respectively.

There were no purchases or sales of long-term U.S. Government securities for the six month ended June 30, 2014.

The cost basis of investments for federal income tax purposes at June 30, 2014 was as follows:

Cost of investments	$222,967,139
Gross tax unrealized appreciation	39,187,857
Gross tax unrealized depreciation	(7,577,815)
Net tax unrealized appreciation	$31,610,042

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2014 (Unaudited), Continued

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the six months ended June 30, 2014, and for the year ended December 31, 2013 for the Fund were as follows:

	June 30, 2014	December 31, 2013
Distributions paid from:
Ordinary income	$—	$—
Return of Capital	—	—
Total distributions	$—	$—

As of December 31, 2013, the components of distributable earnings on a tax basis were as follows:

Net tax unrealized appreciation	$31,061,035
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Post-October loss	(462,126)
Capital loss carryforwards	(5,188,831)
Net unrealized appreciation on foreign currency	1,041,518
Net unrealized depreciation on
security sold but not yet purchased	(1,259,857)
Total accumulated gains/losses	$25,191,739

NOTE 6 – FORWARD CURRENCY CONTRACTS

As of June 30, 2014, the Fund had the following forward foreign currency contracts outstanding with the Fund’s primary counterparty, Morgan Stanley:

	Amount			Amount
	of			of		Net
Currency	Currency	Settle-	Currency	Currency		Unrealized
to be	to be	ment	to be	to be	Fair	Appreciation
Received	Received	Date	Delivered	Delivered	Value	(Depreciation)
U.S. Dollars	134,559,267	9/12/14	Euro	98,977,600	$135,568,049	$(1,008,782)
U.S. Dollars	15,605,801	9/12/14	Japanese Yen	1,587,400,000	15,678,047	(72,247)
Norwegian
Krone	3,600,000	9/12/14	U.S. Dollars	595,424	585,226	(10,198)
U.S. Dollars	6,652,930	9/12/14	Norwegian Krone	39,924,000	6,490,160	162,770
U.S. Dollars	3,796,435	9/12/14	Singapore Dollar	4,759,400	3,817,090	(20,655)
Singapore
Dollar	620,000	9/12/14	U.S. Dollars	493,678	497,247	3,569
Net Value of Outstanding Forward Currency Contracts					$162,635,819	$(945,543)

Evermore Global Value Fund

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 866-EVERMORE (866) 383-7667.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ending June 30 is available without charge, upon request, by calling 866-EVERMORE (866) 383-7667. Furthermore, you can obtain the Form N-PX on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling 866-EVERMORE (866) 383-7667.  Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 866-EVERMORE (866) 383-7667 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Evermore Funds Trust

PRIVACY NOTICE (Unaudited)

FACTS	WHAT DOES EVERMORE FUNDS TRUST DO WITH YOUR PERSONAL INFORMATION?

WHY?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

WHAT?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number
• account balances
• account transactions
• transaction history
• wire transfer instructions
• checking account information
When you are no longer our customer, we continue to share your information as described in this notice.

HOW?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Evermore Funds Trust chooses to share; and whether you can limit this sharing.

	Does Evermore	Can you limit
Reasons we can share your personal information.	Funds Trust share?	this sharing?
For our everyday business purposes—	Yes	No
Such as to process your transactions, maintain
your account(s), respond to court orders and
legal investigations, or report to credit bureaus
For our marketing purposes—	No	We don’t share
to offer our products and services to you
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes—	Yes	No
information about your transactions and experiences
For our affiliates’ everyday business purposes—	No	We don’t share
information about your creditworthiness
For affiliates to market to you	No	We don’t share
For non-affiliates to market to you	No	We don’t share
Questions?	Call 866-EVERMORE (866-383-7667) or go to www.evermoreglobal.com

Evermore Funds Trust

PRIVACY NOTICE (Unaudited), Continued

What we do
How does Evermore	To protect your personal information from unauthorized access and
Funds Trust	use, we use security measures that comply with federal law. These
protect my personal	measures include computer safeguards and secured files and
information?	buildings.
How does Evermore	We collect your personal information, for example, when you
Funds Trust collect	• open an account
my personal	• provide account information
information?	• give us your contact information
• make a wire transfer
• tell us where to send the money
We also collect your information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit	Federal law gives you the right to limit only
all sharing?	• sharing for affiliates’ everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include companies such as Evermore Global Advisors, LLC.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• Evermore Funds Trust doesn’t share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• Evermore Funds Trust doesn’t jointly market.

(This Page Intentionally Left Blank.)

Investment Adviser
EVERMORE GLOBAL ADVISORS, LLC
89 Summit Avenue
Summit, NJ 07901

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, WI 53202

Independent Registered Public Accounting Firm
ERNST & YOUNG LLP
5 Times Square
New York, NY 10036

Legal Counsel
DRINKER BIDDLE & REATH LLP
1 Logan Square, Suite 2000
Philadelphia, PA 19103

	Ticker	Cusip
Evermore Global Value Fund
Class A	EVGBX	300397106
Class I	EVGIX	300397122

Evermore Global Advisors, LLC
89 Summit Avenue  Summit, NJ 07901
www.EvermoreGlobal.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Evermore Funds Trust

By (Signature and Title)*                    /s/ Eric LeGoff
Eric LeGoff, Chief Executive Officer

Date     8/28/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                    /s/ Eric LeGoff
Eric LeGoff, Chief Executive Officer

Date 8/28/14

By (Signature and Title)*                    /s/ Salvatore Di Franco
Salvatore DiFranco, Chief Financial Officer

Date 8/28/14

* Print the name and title of each signing officer under his or her signature.